Filed pursuant to Rule 497(k)

File Nos. 002-84012 and 811-03752

AMG FUNDS III

AMG Managers Loomis Sayles Bond Fund

Supplement dated December 10, 2018 to the Summary Prospectus, dated May 1, 2018

The following information supplements and supersedes any information to the contrary relating to AMG Managers Loomis Sayles Bond Fund (the “Fund”), a series of AMG Funds III (the “Trust”), contained in the Fund’s Summary Prospectus (the “Summary Prospectus”), dated as noted above.

Effective January 1, 2019 (the “Implementation Date”), the management fee for the Fund will be reduced from 0.625% to 0.26%. Also effective on the Implementation Date, the Fund’s existing contractual expense limitation agreement with AMG Funds LLC (the “Investment Manager”) will be replaced with a new contractual expense limitation agreement with the Investment Manager pursuant to which the Investment Manager has agreed, through at least May 1, 2020, to limit total annual operating expenses (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.46% of the Fund’s average daily net assets, subject to later reimbursement by the Fund in certain circumstances. Also effective on the Implementation Date, the amount of shareholder servicing fees Class N shares of the Fund are authorized to pay to financial intermediaries is increased from 0.15% to 0.25%. Shareholders will not experience a net increase in expenses as a result of these changes as there will be no increase in the total net expense ratio for the Fund. The Investment Manager will pay a portion of the management fee to the Fund’s subadviser for its services.

Effective on the Implementation Date, the Summary Prospectus will be revised as follows:

The sections titled “Fees and Expenses of the Fund” and “Expense Example” on page 1 will be deleted and replaced with the following:

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class N	Class I
Management Fee[1]	0.26%	0.26%
Distribution and Service (12b-1) Fees	None	None
Other Expenses[1]	0.44%	0.24%
Total Annual Fund Operating Expenses	0.70%	0.50%

1 Expense information has been restated to reflect current fees.

EXPENSE EXAMPLE

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N	$72	$224	$390	$871
Class I	$51	$160	$280	$628

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE